Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Quarterly Report of Throttle Indoor Kart Racing Inc., (the "Company") on Form 10-Q for the fiscal quarter ended February 28, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Kopf, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2011

/s/ Larry Kopf
Larry Kopf
Chief Financial Officer